PRESS RELEASE

August 8, 2012

Century Casinos, Inc. Announces Second Quarter 2012 Results

Colorado Springs, Colorado – August 8, 2012 – Century Casinos, Inc. (NASDAQ Capital Market® and Vienna Stock Exchange: CNTY) today announced its financial results for the three and six months ended June 30, 2012.

Second Quarter 2012 Highlights*

•	Adjusted EBITDA** was $2.9 million, a 5% increase from the three months ended June 30, 2011.

•	Net earnings were $1.2 million, a 78% increase from the three months ended June 30, 2011.

•	Earnings per share were $0.05, a $0.02 per share increase from the three months ended June 30, 2011.

	For the Three Months			For the Six Months
Amounts in thousands, except share and per share data	Ended June 30,			Ended June 30,
Consolidated Results:	2012	2011	% Change	2012	2011	% Change
Net operating revenue	$17,791	$18,002	-1%	$35,360	$35,117	1%
Earnings from operations	1,695	977	74%	3,267	1,733	89%
Net earnings	1,148	644	78%	2,281	1,008	126%

Adjusted EBITDA**	$2,886	$2,760	5%	$5,645	$5,284	7%

Earnings per share:
Basic	$0.05	$0.03	67%	$0.10	$0.04	150%
Diluted	$0.05	$0.03	67%	$0.09	$0.04	125%
Weighted-average common shares:
Basic	23,890,405	23,717,165		23,883,919	23,714,215
Dilutive	24,060,322	24,026,095		24,054,904	24,015,947

*Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported.
**Adjusted EBITDA is a Non-GAAP financial measure. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

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"We posted solid results in the second quarter, but the Waldo Canyon wildfires had a significant negative impact on our operations in Cripple Creek, Colorado. During the more than 15 days it took to contain the wildfires, more than 35,000 people in Colorado Springs, the metropolitan population which the casino primarily serves, had to be evacuated, and the main highway to the casino was closed for a total of eight days. Still, we managed to increase earnings from operations by 74% and net earnings by 78% compared to the same period in 2011. The continued growth in our earnings per share, together with the new CAD 28 million credit agreement with the Bank of Montreal, give us support to actively pursue domestic and international casino opportunities." said Erwin Haitzmann and Peter Hoetzinger, Co Chief Executive Officers of Century Casinos.

Three and Six Months Ended June 30, 2012 Results*

Net operating revenue decreased by $0.2 million, or 1%, and increased $0.2 million, or 1%, for the three and six months ended June 30, 2012 compared to the three and six months ended June 30, 2011, respectively. Following is a summary of the changes in net operating revenue by property or category for the three and six months ended June 30, 2012 compared to the three and six months ended June 30, 2011:

	Net Operating Revenue
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	vs. 2011	2012	vs. 2011
Amounts in millions	Change	% Change	Change	% Change
Century Casino & Hotel, Edmonton	($0.2)	(3%)	$0.0	0%
Century Casino, Calgary	(0.1)	(3%)	(0.1)	(1%)
Century Casino & Hotel, Central City	0.1	1%	0.2	2%
Century Casino & Hotel, Cripple Creek	(0.1)	(2%)	(0.0)	0%
Cruise Ships & Other	0.0	2%	0.1	4%
Total	($0.2)	(1%)	$0.2	1%

Earnings from operations increased by a total of $0.7 million, or 74%, and $1.5 million, or 89%, for the three and six months ended June 30, 2012 compared to the three and six months ended June 30, 2011, respectively. Following is a summary of the change in earnings from operations by property or category for the three and six months ended June 30, 2012 compared to the three and six months ended June 30, 2011:

*Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported.
**Adjusted EBITDA is a Non-GAAP financial measure. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

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	Earnings from Operations
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	vs. 2011	2012	vs. 2011
Amounts in millions	Change	% Change	Change	% Change
Century Casino & Hotel, Edmonton	($0.1)	(3%)	$0.1	3%
Century Casino, Calgary	(0.1)	(142%)	0.0	21%
Century Casino & Hotel, Central City	0.4	134%	0.7	118%
Century Casino & Hotel, Cripple Creek	0.1	12%	0.1	7%
Cruise Ships & Other	(0.1)	(35%)	(0.1)	(13%)
Corporate Other	0.5	33%	0.7	24%
Total	$0.7	74%	$1.5	89%

Net earnings increased by $0.5 million, or 78%, and $1.3 million, or 126%, for the three and six months ended June 30, 2012 compared to the three and six months ended June 30, 2011, respectively. Following is a summary of the changes in net earnings by property or category for the three and six months ended June 30, 2012 compared to the three and six months ended June 30, 2011:

	Net Earnings
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	vs. 2011	2012	vs. 2011
Amounts in millions	Change	% Change	Change	% Change
Century Casino & Hotel, Edmonton	($0.1)	(9%)	$0.1	4%
Century Casino, Calgary	(0.0)	(26%)	0.2	64%
Century Casino & Hotel, Central City	0.2	124%	0.4	109%
Century Casino & Hotel, Cripple Creek	0.0	12%	0.0	7%
Cruise Ships & Other	(0.1)	(43%)	(0.1)	(22%)
Corporate Other	0.5	42%	0.7	35%
Total	$0.5	78%	$1.3	126%

Items deducted from or added to earnings from operations to arrive at net earnings include interest income, interest expense and gains/losses on foreign currency transactions.

Overall, the increase in earnings from operations and net earnings in the three and six months ended June 30, 2012 compared to the three and six months ended June 30, 2011 is due to increased efforts to attract customers and generate additional revenue and control costs at all properties and a decrease in depreciation expense due to fully depreciated assets in Edmonton and Central City.

*Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported.
**Adjusted EBITDA is a Non-GAAP financial measure. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

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Property and Category Results
(in thousands)

The following table shows net operating revenue and Adjusted EBITDA** by property or category for the three and six months ended June 30, 2012 and June 30, 2011.

	Net Operating Revenue		Adjusted EBITDA**		Net Operating Revenue		Adjusted EBITDA**
	For the Three Months		For the Three Months		For the Six Months		For the Six Months
	Ended June 30,		Ended June 30,		Ended June 30,		Ended June 30,
	2012	2011	2012	2011	2012	2011	2012	2011
Century Casino & Hotel, Edmonton	6,006	6,185	1,969	2,163	11,948	11,938	3,860	4,003
Century Casino, Calgary	2,398	2,467	30	120	4,999	5,056	283	219
Century Casino & Hotel, Central City	4,581	4,520	986	951	9,090	8,920	1,958	1,909
Century Casino & Hotel, Cripple Creek	3,150	3,211	736	685	6,029	6,049	1,261	1,216
Cruise Ships & Other	1,656	1,619	220	314	3,294	3,154	457	546
Corporate	0	0	(1,055)	(1,473)	0	0	(2,174)	(2,609)
Consolidated	17,791	18,002	2,886	2,760	35,360	35,117	5,645	5,284

Balance Sheet and Liquidity

As of June 30, 2012, the Company had $19.7 million in cash and cash equivalents and $3.6 million in debt obligations on its balance sheet compared to $25.2 million in cash and cash equivalents and $9.1 million in debt obligations at December 31, 2011.

On May 23, 2012, the Company, through its Canadian subsidiaries entered into a CAD 28.0 million ($27.5 million) credit agreement with the Bank of Montreal. Proceeds from the BMO credit agreement were used to repay the Company’s mortgage debt related to the Edmonton property and will also be used to pursue the development or acquisition of new gaming opportunities and for general corporate purposes. The BMO credit agreement has a term of five years and is guaranteed by the Company.

Conference Call Information

Today the Company will post a copy of the Form 10-Q filed with the SEC for the quarter ended June 30, 2012 on its website at http://corporate.cnty.com/investor-relations/sec-filings.

Century Casinos will host its second quarter 2012 earnings conference call August 8, 2012 at 11:00 am MDT; 7:00 pm CET, respectively. U.S. domestic participants should dial 1-800-894-5910. For all other international participants, please use +1-785-424-1052 to dial in. Participants may also listen to the call live or obtain a recording of the call on the Company’s website at http://corporate.cnty.com/investor-relations/financial-results/.

(continued)

*Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported.
**Adjusted EBITDA is a Non-GAAP financial measure. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

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CENTURY CASINOS, INC. AND SUBSIDIARIES
FINANCIAL INFORMATION – US GAAP BASIS

Century Casinos, Inc.
Condensed Consolidated Statements of Earnings

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
Amounts in thousands, except for per share information	2012	2011	2012	2011
Operating revenue:
Gaming	$15,709	$15,928	$30,968	$30,753
Hotel, bowling, food and beverage	3,135	3,141	6,456	6,384
Other	1,103	1,004	2,046	1,939
Gross revenue	19,947	20,073	39,470	39,076
Less: Promotional allowances	(2,156)	(2,071)	(4,110)	(3,959)
Net operating revenue	17,791	18,002	35,360	35,117
Operating costs and expenses:
Gaming	7,459	7,341	14,692	14,272
Hotel, bowling, food and beverage	2,420	2,553	4,857	5,064
General and administrative	5,320	5,848	10,624	11,216
Depreciation	1,180	1,665	2,358	3,306
Total operating costs and expenses	16,379	17,407	32,531	33,858
Earnings from equity investment	283	382	438	474
Earnings from operations	1,695	977	3,267	1,733
Non-operating income (expense):
Interest income	23	5	29	7
Interest expense	(395)	(197)	(543)	(443)
Gains on foreign currency transactions and other	22	114	17	189
Non-operating (expense) income, net	(350)	(78)	(497)	(247)
Earnings before income taxes	1,345	899	2,770	1,486
Income tax provision (benefit)	197	255	489	478
Net earnings	$1,148	$644	$2,281	$1,008

Earnings per share:
Basic	$0.05	$0.03	$0.10	$0.04
Diluted	$0.05	$0.03	$0.09	$0.04

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CENTURY CASINOS, INC. AND SUBSIDIARIES
FINANCIAL INFORMATION – US GAAP BASIS

Century Casinos, Inc.
Condensed Consolidated Balance Sheets
(Amounts in thousands)
	June 30,	December 31,
	2012	2011
Assets
Current Assets	$21,956	$27,286
Property and equipment, net	98,748	99,605
Other Assets	10,680	9,836
Total Assets	$131,384	$136,727

Liabilities and Shareholders’ Equity
Current Liabilities	$10,381	$21,359
Non-Current Liabilities	6,234	2,828
Shareholders’ Equity	114,769	112,540
Total Liabilities and Shareholders’ Equity	$131,384	$136,727

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CENTURY CASINOS, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION

The following tables show Adjusted EBITDA margins and Adjusted EBITDA to net earnings reconciliations by property or category. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. A discussion of Adjusted EBITDA follows the tables.

Century Casinos, Inc.
Adjusted EBITDA Margins by Property or Category

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2012	2011	2012	2011
Century Casino & Hotel, Edmonton	33%	35%	32%	34%
Century Casino, Calgary	1%	5%	6%	4%
Century Casino & Hotel, Central City	22%	21%	22%	21%
Century Casino & Hotel, Cripple Creek	23%	21%	21%	20%
Cruise Ships & Other	13%	19%	14%	17%
Consolidated Adjusted EBITDA Margin	16%	15%	16%	15%

Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Property or Category
For the three months ended June 30, 2012

Amounts in thousands
	Three Months Ended June 30, 2012
	Edmonton	Calgary	Central City	Cripple Creek	Cruise Ships & Other	Corporate	Total

Net earnings (loss)	1,075	(92)	396	300	93	(624)	1,148
Interest income	(5)	0	0	0	0	(18)	(23)
Interest expense	394	0	0	0	0	1	395
Income taxes (benefit)	280	(75)	243	183	11	(444)	197
Depreciation	244	209	347	253	98	29	1,180
Non-cash stock based compensation	0	0	0	0	0	(5)	(5)
Foreign currency (gains) losses	(19)	(12)	0	0	3	6	(22)
Loss on disposition of fixed assets	0	0	0	0	16	0	16
Adjusted EBITDA*	1,969	30	986	736	220	(1,055)	2,886

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CENTURY CASINOS, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION

Century Casinos, Inc.
Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Property or Category
For the three months ended June 30, 2011

Amounts in thousands
	Three Months Ended June 30, 2011
	Edmonton	Calgary	Central City	Cripple Creek	Cruise Ships & Other	Corporate	Total

Net earnings (loss)	1,182	(73)	177	268	160	(1,070)	644
Interest income	(5)	0	0	0	0	0	(5)
Interest expense	197	1	0	0	0	(1)	197
Income taxes (benefit)	414	(2)	96	164	3	(420)	255
Depreciation	377	194	664	258	108	64	1,665
Non-cash stock based compensation	0	0	0	0	0	96	96
Foreign currency (gains) losses	(2)	0	0	0	0	(112)	(114)
Loss (gain) on disposition of fixed assets	0	0	14	(5)	43	(30)	22
Adjusted EBITDA*	2,163	120	951	685	314	(1,473)	2,760

Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Property or Category
For the six months ended June 30, 2012

Amounts in thousands
	Six Months Ended June 30, 2012
	Edmonton	Calgary	Central City	Cripple Creek	Cruise Ships & Other	Corporate	Total

Net earnings (loss)	2,153	(84)	776	469	219	(1,252)	2,281
Interest income	(8)	0	0	0	0	(21)	(29)
Interest expense	541	0	0	0	0	2	543
Income taxes (benefit)	694	(31)	475	287	24	(960)	489
Depreciation	486	413	701	505	195	58	2,358
Non-cash stock based compensation	0	0	0	0	0	(2)	(2)
Foreign currency (gains) losses	(6)	(15)	0	0	3	1	(17)
Loss on disposition of fixed assets	0	0	6	0	16	0	22
Adjusted EBITDA*	3,860	283	1,958	1,261	457	(2,174)	5,645

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CENTURY CASINOS, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION

Century Casinos, Inc.
Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Property or Category
For the three months ended June 30, 2011

Amounts in thousands
	Six Months Ended June 30, 2011
	Edmonton	Calgary	Central City	Cripple Creek	Cruise Ships & Other	Corporate	Total

Net earnings (loss)	2,080	(236)	372	437	279	(1,924)	1,008
Interest income	(7)	0	0	0	0	0	(7)
Interest expense	440	1	0	0	0	2	443
Income taxes (benefit)	756	32	203	268	5	(786)	478
Depreciation	741	383	1,319	516	219	128	3,306
Non-cash stock based compensation	0	0	0	0	0	192	192
Foreign currency (gains) losses	(7)	39	0	0	0	(221)	(189)
Loss (gain) on disposition of fixed assets	0	0	15	(5)	43	0	53
Adjusted EBITDA*	4,003	219	1,909	1,216	546	(2,609)	5,284

*  The Company defines Adjusted EBITDA as net earnings (loss) before interest, income taxes, depreciation, amortization, pre-opening expenses, non-cash stock based compensation charges, asset impairment costs, gains (losses) on disposition of fixed assets, discontinued operations, realized foreign currency gains (losses) and certain other one-time items. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings and Adjusted EBITDA reported for each property. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under accounting principles generally accepted in the United States of America (“US GAAP”). Adjusted EBITDA is not considered a measure of performance recognized under US GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of its properties and the Company. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue, and the often high cost of acquiring existing operations. EBITDA (Earnings before interest, taxes, depreciation and amortization) is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) above.

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CENTURY CASINOS, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION

About Century Casinos, Inc.:
Century Casinos, Inc. is an international casino entertainment company that owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. The Company also operates casinos aboard twelve luxury cruise vessels (Regatta, Nautica, Marina, Riviera, Mein Schiff 1, Mein Schiff 2, Wind Surf, Wind Star, Wind Spirit, Seven Seas Voyager, Seven Seas Mariner and Seven Seas Navigator). Through its Austrian subsidiary, Century Casinos Europe GmbH, the Company holds a 33.3% ownership interest in Casinos Poland Ltd., the owner and operator of eight casinos in Poland. The Company also manages the operations of the casino at the Radisson Aruba Resort, Casino & Spa in Aruba, Caribbean. Century Casinos, Inc. continues to pursue other international projects in various stages of development.

For more information about Century Casinos, visit our website at www.centurycasinos.com. Century Casinos’ common stock trades on The NASDAQ Capital Market® and the Vienna Stock Exchange under the symbol CNTY.

This release may contain “forward-looking statements” within the meaning of Section 27A of the Security Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of the management of Century Casinos based on information currently available to management. Such forward-looking statements include, but are not limited to, statements regarding future results of operations, operating efficiencies, synergies and operational performance, economic improvements in 2012 and plans for our casinos and our Company. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2011. Century Casinos disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

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